Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
GROWTH FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
JANUARY 31, 2009


RIVERSOURCE GROWTH FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH LONG-TERM CAPITAL GROWTH.

                                                    (SINGLE STRATEGY FUNDS ICON)

LETTER TO SHAREHOLDERS ---------------------------------------------------------

                           (PHOTO - BANNIGAN - LEWIS)
                           Patrick T. Bannigan (left)
                          Stephen R. Lewis, Jr. (right)


Dear Fellow Shareholders,

2008 was an unprecedented year in many ways. Investors watched the precipitous decline in all the major U.S. and international equity indexes as concerns about the economy gave way to fear and selling of securities. In response to substantial losses in the markets and weakening economic indicators, the government stepped in swiftly and aggressively to encourage liquidity and credit availability in an attempt to make credit markets function. By the end of the calendar year, these actions still needed time to gain traction in the markets.

During a severe economic environment like the one we are experiencing, it is essential that investors try not to let short-term losses in the market distract from a long-term investment plan. Such discipline may be easier said than done in the presence of negative news in the media. However, the financial choices you make today -- practicing patience or locking in losses -- will influence your portfolio's performance.

GETTING BACK ON TRACK
Whether you look at the glass as half empty or half full, every broad based market decline creates investment opportunities. The financial markets are expected to recover, although it is impossible to know when. In the meantime, make sure your portfolio is positioned to benefit from the next sources of growth.

Market recoveries often occur before the reported end of a recession. If you wait for validation of economic recovery before reinvesting in the markets, you may well miss out on market returns associated with an economic rebound.


--------------------------------------------------------------------------------
THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

--------------------------------------------------------------------------------


                                           TIME ELAPSED
                                           BETWEEN BEAR
                                           MARKET AND
                          BEAR MARKET      RECESSION      RETURNS
RECESSION                 ENDED            END DATES      MISSED*
-----------------------------------------------------------------
August 1929 - March
  1933                    June 1932        9 months        39.21%
August 1957 - April
  1958                    December 1957    4 months         9.94%
December 1969 -
  November 1970           June 1970        5 months        21.81%
November 1973 - March
  1975                    September 1974   6 months        34.47%
July 1981 - November
  1982                    July 1982        4 months        31.72%
July 1990 - March 1991    October 1990     5 months        25.33%
-----------------------------------------------------------------


* S&P 500(R) Index total returns for the number of months between the recession and bear market end dates.

Be sure your portfolio is on track today. Talk with your financial professional about opportunities that have been created in the markets and take advantage of our solutions and strategies that can help position portfolios for the next market recovery cycle.

OUR FAMILY OF FUNDS
We also want to share some good news with our fellow shareholders. Last November, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated. Seligman's long heritage of investing and exceptional wealth of experience is a valuable addition to RiverSource Investments. Along with RiverSource and Threadneedle, Seligman joins our comprehensive family of mutual funds we offer investors.



  For more information
  about any of our
  RiverSource Funds, go
  online to RiverSource.com
  or call (888) 791-3380.
  Customer Service
  Representatives are
  available to answer your
  questions Monday through
  Friday from 8 a.m. to
  5 p.m. Central time.






--------------------------------------------------------------------------------
                                  THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

LETTER TO SHAREHOLDERS (continued) ---------------------------------------------


In addition, we are excited to welcome John Maher and Leroy Richie to the RiverSource Funds' Boards of Directors. Mr. Maher and Mr. Richie join us from the Seligman Funds' Boards of Directors. The acquisition of Seligman creates several new opportunities for RiverSource Funds' shareholders, including access to talented portfolio managers and competitive mutual fund solutions to help you reach your investment goals. We hope you are as excited by these opportunities as we are. Thank you for investing with us.


/s/ STEPHEN R. LEWIS, JR.           /s/ PATRICK T. BANNIGAN
Stephen R. Lewis, Jr.               Patrick T. Bannigan
Chairman of the Boards              President, RiverSource Funds



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. FOR A FREE PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS, CALL (888) 791-3380. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Asset allocation, diversification, and dollar cost averaging do not assure a profit or protect against loss and past performance is no guarantee of future results.

Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged list of common stocks and is frequently used as a general measure of U.S. market performance.


--------------------------------------------------------------------------------
THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Fund Expenses Example..............    8

Portfolio of Investments...........   11

Statement of Assets and
  Liabilities......................   16

Statement of Operations............   18

Statements of Changes in Net
  Assets...........................   20

Financial Highlights...............   22

Notes to Financial Statements......   31

Proxy Voting.......................   49



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
                            RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------
(UNAUDITED)

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Growth Fund (the Fund) Class A shares declined 38.02% (excluding sales charge) for the semiannual period ended Jan. 31, 2009.

> The Fund underperformed its benchmark, the Russell 1000(R) Growth Index, which fell 34.31%, and its peer group as represented by the Lipper Large-Cap Growth Funds Index, which declined 36.79% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Jan. 31, 2009)
--------------------------------------------------------------------------------


                          6 months*   1 year  3 years  5 years  10 years
------------------------------------------------------------------------
RiverSource Growth Fund
  Class A (excluding
  sales charge)            -38.02%   -44.47%  -16.46%   -6.98%   -7.61%
------------------------------------------------------------------------
Russell 1000 Growth
  Index (unmanaged)(1)     -34.31%   -36.44%  -11.11%   -4.76%   -5.29%
------------------------------------------------------------------------
Lipper Large-Cap Growth
  Funds Index(2)           -36.79%   -39.22%  -13.32%   -5.37%   -5.86%
------------------------------------------------------------------------


*   Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.


--------------------------------------------------------------------------------
2  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                            RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JAN. 31, 2009
                                                                             SINCE
Without sales charge      6 MONTHS*   1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION**
Class A (inception
  3/1/72)                  -38.02%   -44.47%  -16.46%   -6.98%   -7.61%        N/A
-------------------------------------------------------------------------------------
Class B (inception
  3/20/95)                 -38.26%   -44.91%  -17.11%   -7.70%   -8.33%        N/A
-------------------------------------------------------------------------------------
Class C (inception
  6/26/00)                 -38.24%   -44.88%  -17.09%   -7.68%     N/A      -12.75%
-------------------------------------------------------------------------------------
Class I (inception
  3/4/04)                  -37.82%   -44.15%  -16.05%     N/A      N/A       -7.15%
-------------------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                -37.99%   -44.43%     N/A      N/A      N/A      -24.98%
-------------------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                -37.92%   -44.28%     N/A      N/A      N/A      -24.80%
-------------------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                 -37.92%   -44.28%  -16.25%   -6.77%   -7.43%        N/A
-------------------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                -37.85%   -44.20%     N/A      N/A      N/A      -24.61%
-------------------------------------------------------------------------------------
Class W (inception
  12/1/06)                 -37.97%   -44.43%     N/A      N/A      N/A      -24.26%
-------------------------------------------------------------------------------------

With sales charge
Class A (inception
  3/1/72)                  -41.59%   -47.66%  -18.09%   -8.07%   -8.08%        N/A
-------------------------------------------------------------------------------------
Class B (inception
  3/20/95)                 -41.23%   -47.56%  -18.18%   -8.05%   -8.33%        N/A
-------------------------------------------------------------------------------------
Class C (inception
  6/26/00)                 -38.83%   -45.41%  -17.09%   -7.68%     N/A      -12.75%
-------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
4  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


AT DEC. 31, 2008
                                                                             SINCE
Without sales charge      6 MONTHS*   1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION**
Class A (inception
  3/1/72)                  -34.54%   -44.59%  -14.18%   -5.75%   -6.17%        N/A
-------------------------------------------------------------------------------------
Class B (inception
  3/20/95)                 -34.79%   -45.01%  -14.84%   -6.48%   -6.89%        N/A
-------------------------------------------------------------------------------------
Class C (inception
  6/26/00)                 -34.79%   -45.01%  -14.82%   -6.47%     N/A      -12.24%
-------------------------------------------------------------------------------------
Class I (inception
  3/4/04)                  -34.34%   -44.28%  -13.76%     N/A      N/A       -6.10%
-------------------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                -34.54%   -44.57%     N/A      N/A      N/A      -23.63%
-------------------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                -34.44%   -44.44%     N/A      N/A      N/A      -23.44%
-------------------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                 -34.44%   -44.42%  -13.97%   -5.54%   -5.99%        N/A
-------------------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                -34.38%   -44.35%     N/A      N/A      N/A      -23.26%
-------------------------------------------------------------------------------------
Class W (inception
  12/1/06)                 -34.50%   -44.57%     N/A      N/A      N/A      -22.89%
-------------------------------------------------------------------------------------

With sales charge
Class A (inception
  3/1/72)                  -38.30%   -47.77%  -15.86%   -6.86%   -6.65%        N/A
-------------------------------------------------------------------------------------
Class B (inception
  3/20/95)                 -37.92%   -47.65%  -15.94%   -6.84%   -6.89%        N/A
-------------------------------------------------------------------------------------
Class C (inception
  6/26/00)                 -35.41%   -45.54%  -14.82%   -6.47%     N/A      -12.24%
-------------------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

 *Not annualized.
**For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                            RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                                 Net fund
                               and acquired
                 Total fund     fund fees
                  expenses   and expenses(a)
--------------------------------------------
Class A             1.00%         1.04%
--------------------------------------------
Class B             1.76%         1.80%
--------------------------------------------
Class C             1.76%         1.80%
--------------------------------------------
Class I             0.54%         0.58%
--------------------------------------------
Class R2            1.36%         1.40%
--------------------------------------------
Class R3            1.12%         1.16%
--------------------------------------------
Class R4            0.84%         0.88%
--------------------------------------------
Class R5            0.61%         0.65%
--------------------------------------------
Class W             1.00%         1.04%
--------------------------------------------



(a) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, was 0.04% for the year ended July 31, 2008.



--------------------------------------------------------------------------------
6  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


SECTOR DIVERSIFICATION(1) (at Jan. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      6.3%
------------------------------------------------
Consumer Staples                           12.6%
------------------------------------------------
Energy                                      7.3%
------------------------------------------------
Financials                                  4.1%
------------------------------------------------
Health Care                                17.3%
------------------------------------------------
Industrials                                 7.5%
------------------------------------------------
Information Technology                     26.8%
------------------------------------------------
Materials                                   4.6%
------------------------------------------------
Telecommunication Services                  0.7%
------------------------------------------------
Utilities                                   0.5%
------------------------------------------------
Other(2)                                   12.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. Of the 12.3%, 9.3% is due to security lending activity and 3.0% is the Fund's cash equivalent position.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS (at Jan. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

CVS Caremark                                3.5%
------------------------------------------------
IBM                                         3.3%
------------------------------------------------
Hewlett-Packard                             3.1%
------------------------------------------------
Microsoft                                   3.0%
------------------------------------------------
Wal-Mart Stores                             2.9%
------------------------------------------------
Abbott Laboratories                         2.5%
------------------------------------------------
Barrick Gold                                2.1%
------------------------------------------------
Boeing                                      2.1%
------------------------------------------------
QUALCOMM                                    2.1%
------------------------------------------------
Transocean                                  2.0%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                            RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  7

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
8  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 AUG. 1, 2008  JAN. 31, 2009  THE PERIOD(A)  THE PERIOD(B)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  619.80        $4.51          $4.63
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.50        $5.62          $5.77
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  617.40        $7.62          $7.74
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.64        $9.50          $9.65
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  617.60        $7.58          $7.70
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.69        $9.45          $9.60
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  621.80        $2.15          $2.28
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.41        $2.69          $2.84
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  620.10        $5.56          $5.69
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.20        $6.93          $7.08
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  620.80        $4.55          $4.67
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.45        $5.67          $5.82
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  620.80        $3.21          $3.33
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.11        $4.00          $4.15
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  621.50        $2.48          $2.60
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.01        $3.09          $3.24

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  9

FUND EXPENSES EXAMPLE (continued)  ---------------------------------------------


                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 AUG. 1, 2008  JAN. 31, 2009  THE PERIOD(A)  THE PERIOD(B)
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  620.30        $4.14          $4.26
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.95        $5.16          $5.32
------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                           FUND'S     ACQUIRED FUND
                                         ANNUALIZED      FEES AND    NET FUND
                                       EXPENSE RATIO     EXPENSES    EXPENSES
-----------------------------------------------------------------------------
Class A                                    1.11%           .03%        1.14%
-----------------------------------------------------------------------------
Class B                                    1.88%           .03%        1.91%
-----------------------------------------------------------------------------
Class C                                    1.87%           .03%        1.90%
-----------------------------------------------------------------------------
Class I                                     .53%           .03%         .56%
-----------------------------------------------------------------------------
Class R2                                   1.37%           .03%        1.40%
-----------------------------------------------------------------------------
Class R3                                   1.12%           .03%        1.15%
-----------------------------------------------------------------------------
Class R4                                    .79%           .03%         .82%
-----------------------------------------------------------------------------
Class R5                                    .61%           .03%         .64%
-----------------------------------------------------------------------------
Class W                                    1.02%           .03%        1.05%
-----------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Jan. 31, 2009: -38.02% for Class A, -38.26% for Class B, -38.24% for Class C, -37.82% for Class I, -37.99% for Class R2, -37.92% for Class R3, -37.92% for Class R4, -37.85%
    for Class R5 and -37.97% for Class W.


--------------------------------------------------------------------------------
10  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JAN. 31, 2009 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (98.2%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (4.1%)
Boeing                                                 611,173            $25,858,730
Honeywell Intl                                         222,600              7,303,506
Lockheed Martin                                        152,000(e)          12,470,080
                                                                      ---------------
Total                                                                      45,632,316
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service Cl B                             145,600              6,186,544
-------------------------------------------------------------------------------------

AIRLINES (1.2%)
Delta Air Lines                                      1,939,900(b)          13,385,310
-------------------------------------------------------------------------------------

BEVERAGES (2.1%)
PepsiCo                                                474,364             23,827,304
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (6.6%)
Amgen                                                  107,360(b,e)         5,888,696
Biogen Idec                                            209,000(b,e)        10,167,850
Celgene                                                135,300(b)           7,164,135
Genentech                                              281,698(b)          22,885,145
Genzyme                                                164,792(b,e)        11,357,465
Gilead Sciences                                        313,965(b,e)        15,940,003
                                                                      ---------------
Total                                                                      73,403,294
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.1%)
BlackRock                                              114,600(e)          12,468,480
Lehman Brothers Holdings                               372,416(g)              15,548
                                                                      ---------------
Total                                                                      12,484,028
-------------------------------------------------------------------------------------

CHEMICALS (1.9%)
Monsanto                                               154,228(e)          11,730,582
Potash Corp of Saskatchewan                            126,800(c)           9,492,248
                                                                      ---------------
Total                                                                      21,222,830
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.4%)
Cisco Systems                                        1,623,172(b,e)        24,298,885
Nokia ADR                                              787,834(c)           9,666,723
QUALCOMM                                               743,189(e)          25,677,180
                                                                      ---------------
Total                                                                      59,642,788
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (9.1%)
Apple                                                  236,159(b)          21,285,011
Hewlett-Packard                                      1,098,284             38,165,369
IBM                                                    453,900             41,599,934
                                                                      ---------------
Total                                                                     101,050,314
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
Foster Wheeler                                         143,600(b)           2,867,692
KBR                                                    271,297(e)           3,841,566
                                                                      ---------------
Total                                                                       6,709,258
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.0%)
Apollo Group Cl A                                      134,300(b)          10,940,078
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Apollo Management LP                                 1,671,300(d,f)         2,506,950
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Qwest Communications Intl                            2,894,535(e)           9,320,403
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.0%)
Schlumberger                                           544,335             22,214,311
Transocean                                             467,600(b,c)        25,540,312
Weatherford Intl                                       668,100(b)           7,369,143
                                                                      ---------------
Total                                                                      55,123,766
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (7.1%)
CVS Caremark                                         1,599,163(e)          42,985,500
Wal-Mart Stores                                        774,100             36,475,592
                                                                      ---------------
Total                                                                      79,461,092
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Baxter Intl                                            113,372              6,649,268
Becton Dickinson & Co                                   78,100              5,675,527
Boston Scientific                                      858,891(b)           7,618,363
                                                                      ---------------
Total                                                                      19,943,158
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (3.6%)
Aetna                                                  452,900            $14,039,900
Medco Health Solutions                                 321,818(b,e)        14,459,283
UnitedHealth Group                                     423,140(e)          11,987,556
                                                                      ---------------
Total                                                                      40,486,739
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.6%)
Colgate-Palmolive                                      100,338              6,525,984
Procter & Gamble                                       402,324             21,926,658
                                                                      ---------------
Total                                                                      28,452,642
-------------------------------------------------------------------------------------

INSURANCE (3.2%)
ACE                                                    275,300(c)          12,019,598
AFLAC                                                1,030,241             23,911,894
                                                                      ---------------
Total                                                                      35,931,492
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.9%)
Google Cl A                                             61,709(b)          20,890,348
-------------------------------------------------------------------------------------

IT SERVICES (0.7%)
MasterCard Cl A                                         59,864              8,128,334
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Thermo Fisher Scientific                               180,900(b,e)         6,499,737
-------------------------------------------------------------------------------------

MACHINERY (0.6%)
Deere & Co                                             187,800              6,524,172
-------------------------------------------------------------------------------------

MEDIA (5.1%)
Comcast Cl A                                         1,384,436             20,281,987
Time Warner Cable Cl A                                 867,876(b)          16,168,530
Virgin Media                                         4,358,337(f)          19,786,850
                                                                      ---------------
Total                                                                      56,237,367
-------------------------------------------------------------------------------------

METALS & MINING (3.3%)
Barrick Gold                                           704,800(c)          26,422,952
Lihir Gold                                           3,330,123(b,c)         6,604,297
Newmont Mining                                          88,006              3,500,879
                                                                      ---------------
Total                                                                      36,528,128
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
Public Service Enterprise Group                        181,900              5,742,583
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.2%)
Chesapeake Energy                                      546,900              8,646,489
Chevron                                                 81,300              5,733,276
Devon Energy                                            22,762              1,402,139
Kinder Morgan Management LLC                                --(b)                  19
Noble Energy                                           405,100             19,821,543
                                                                      ---------------
Total                                                                      35,603,466
-------------------------------------------------------------------------------------

PHARMACEUTICALS (6.8%)
Abbott Laboratories                                    572,700             31,750,487
Bristol-Myers Squibb                                   778,004             16,657,066
Novo Nordisk ADR                                       108,200(c)           5,748,666
Pfizer                                                 453,785              6,616,185
Teva Pharmaceutical Inds ADR                           207,600(c,e)         8,605,020
Wyeth                                                  143,300              6,157,601
                                                                      ---------------
Total                                                                      75,535,025
-------------------------------------------------------------------------------------

ROAD & RAIL (1.3%)
CSX                                                    114,400              3,313,024
Union Pacific                                          262,400(e)          11,490,496
                                                                      ---------------
Total                                                                      14,803,520
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
Intel                                                1,204,159             15,533,651
Marvell Technology Group                             2,834,025(b,c)        20,660,042
Microsemi                                            1,374,100(b)          11,542,440
Spansion Cl A                                        2,243,321(b)             150,303
                                                                      ---------------
Total                                                                      47,886,436
-------------------------------------------------------------------------------------

SOFTWARE (8.7%)
Adobe Systems                                          418,500(b)           8,081,235
Macrovision Solutions                                1,118,500(b,e)        14,663,535
McAfee                                                 374,800(b,e)        11,427,652
Microsoft                                            2,161,400             36,959,939
Oracle                                               1,502,320(b,e)        25,284,046
                                                                      ---------------
Total                                                                      96,416,407
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Urban Outfitters                                       712,800(b,e)        11,105,424
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
12  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TOBACCO (2.2%)
Philip Morris Intl                                     660,971            $24,555,073
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,309,882,536)                                                 $1,092,166,326
-------------------------------------------------------------------------------------




MONEY MARKET FUND (3.4%)
                                                       SHARES               VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.47%                                    37,995,723(h)        $37,995,723
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $37,995,723)                                                       $37,995,723
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (10.4%)
                                                       SHARES               VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                    115,771,102          $115,771,102
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $115,771,102)                                                     $115,771,102
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,463,649,361)(i)                                              $1,245,933,151
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2009, the value of foreign securities represented 11.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2009, the value of these securities amounted to $2,506,950 or 0.2% of net assets.

(e) At Jan. 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Jan. 31, 2009, is as follows:

                                          ACQUISITION
     SECURITY                                DATES                  COST
     -----------------------------------------------------------------------
     Apollo Management LP*          08-02-07 thru 03-07-08      $37,083,962
     Virgin Media                   01-09-08 thru 08-06-08        58,291,567


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(g)  This position is in bankruptcy.

(h) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Jan. 31, 2009.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(i) At Jan. 31, 2009, the cost of securities for federal income tax purposes was approximately $1,463,649,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $32,140,000
     Unrealized depreciation                         (249,856,000)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(217,716,000)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
14  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Jan. 31, 2009:

                                        FAIR VALUE AT JAN. 31, 2009
                       ------------------------------------------------------------
                            LEVEL 1        LEVEL 2
                         QUOTED PRICES      OTHER        LEVEL 3
                           IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                          MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION            IDENTICAL ASSETS     INPUTS       INPUTS          TOTAL
-----------------------------------------------------------------------------------
Investments in
  securities             $1,239,328,854   $6,604,297       $--       $1,245,933,151




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  15

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JAN. 31, 2009 (UNAUDITED)


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,309,882,536)           $ 1,092,166,326
  Affiliated money market fund (identified cost $37,995,723)            37,995,723
  Investments of cash collateral received for securities on loan
    (identified cost $115,771,102)                                     115,771,102
----------------------------------------------------------------------------------
Total investments in securities (identified cost $1,463,649,361)     1,245,933,151
Capital shares receivable                                                  214,374
Dividends and accrued interest receivable                                1,895,416
Receivable for investment securities sold                               10,018,948
----------------------------------------------------------------------------------
Total assets                                                         1,258,061,889
----------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   1,425,890
Payable for investment securities purchased                             28,161,550
Payable upon return of securities loaned                               115,771,102
Accrued investment management services fees                                 18,636
Accrued distribution fees                                                    8,534
Accrued transfer agency fees                                                10,933
Accrued administrative services fees                                         1,766
Accrued plan administration services fees                                      170
Other accrued expenses                                                     348,552
Collateral and deposits payable                                             90,000
----------------------------------------------------------------------------------
Total liabilities                                                      145,837,133
----------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 1,112,224,756
----------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $       698,363
Additional paid-in capital                                           2,557,304,666
Excess of distributions over net investment income                     (55,325,800)
Accumulated net realized gain (loss)                                (1,172,727,754)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          (217,724,719)
----------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 1,112,224,756
----------------------------------------------------------------------------------
*Including securities on loan, at value                            $   110,196,246
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
16  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $799,574,882           49,971,753                      $16.00(1)
Class B                     $ 97,613,583            6,639,181                      $14.70
Class C                     $  6,420,846              438,965                      $14.63
Class I                     $184,337,943           11,297,665                      $16.32
Class R2                    $      2,514                  155                      $16.22
Class R3                    $      2,511                  155                      $16.20
Class R4                    $ 24,267,421            1,488,091                      $16.31
Class R5                    $      2,510                  155                      $16.19
Class W                     $      2,546                  157                      $16.22
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $16.98. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  17

STATEMENT OF OPERATIONS  -------------------------------------------------------
SIX MONTHS ENDED JAN. 31, 2009 (UNAUDITED)


INVESTMENT INCOME
Income:
Dividends                                                          $  15,191,219
Interest                                                                   6,031
Income distributions from affiliated money market fund                   480,885
Fee income from securities lending                                        57,785
  Less foreign taxes withheld                                           (170,302)
--------------------------------------------------------------------------------
Total income                                                          15,565,618
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    3,226,962
Distribution fees
  Class A                                                              1,408,357
  Class B                                                                674,834
  Class C                                                                 45,484
  Class R2                                                                     8
  Class R3                                                                     4
  Class W                                                                      4
Transfer agency fees
  Class A                                                              1,865,684
  Class B                                                                239,476
  Class C                                                                 15,530
  Class R2                                                                     1
  Class R3                                                                     1
  Class R4                                                                 8,553
  Class R5                                                                     1
  Class W                                                                      3
Administrative services fees                                             427,537
Plan administration services fees
  Class R2                                                                     4
  Class R3                                                                     4
  Class R4                                                                42,765
Compensation of board members                                             24,334
Custodian fees                                                           127,180
Printing and postage                                                     245,664
Registration fees                                                         31,120
Professional fees                                                         28,625
Other                                                                     17,807
--------------------------------------------------------------------------------
Total expenses                                                         8,429,942
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                            (6,569)
  Earnings and bank fee credits on cash balances                          (8,220)
--------------------------------------------------------------------------------
Total net expenses                                                     8,415,153
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        7,150,465

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(943,397,408)
  Foreign currency transactions                                       60,217,186
  Options contracts written                                          (11,307,044)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (894,487,266)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         114,973,208
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (779,514,058)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(772,363,593)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                 JAN. 31, 2009    JULY 31, 2008
                                                                   (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $     7,150,465  $    22,991,812
Net realized gain (loss) on investments                           (894,487,266)      18,445,072
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                            114,973,208     (492,536,692)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      (772,363,593)    (451,099,808)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                        (44,910,862)     (18,613,899)
    Class B                                                         (4,161,278)              --
    Class C                                                           (290,906)         (35,082)
    Class I                                                        (13,320,253)      (3,250,974)
    Class R2                                                              (146)             (34)
    Class R3                                                              (156)             (46)
    Class R4                                                        (1,366,434)      (1,320,924)
    Class R5                                                              (164)             (63)
    Class W                                                               (149)             (42)
-----------------------------------------------------------------------------------------------
Total distributions                                                (64,050,348)     (23,221,064)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                 JAN. 31, 2009    JULY 31, 2008
                                                                   (UNAUDITED)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $    28,146,145  $   158,922,224
  Class B shares                                                     3,608,809       21,028,069
  Class C shares                                                       670,291        2,204,302
  Class I shares                                                    25,582,473       38,802,667
  Class R4 shares                                                    6,042,047       25,787,191
Fund merger (Note 10)
  Class A shares                                                            --       18,206,825
  Class B shares                                                            --        5,395,871
  Class C shares                                                            --          739,026
  Class I shares                                                            --      161,620,525
  Class R4 shares                                                           --           39,465
Reinvestment of distributions at net asset value
  Class A shares                                                    43,556,566       18,132,589
  Class B shares                                                     4,110,479               --
  Class C shares                                                       285,490           34,035
  Class I shares                                                    13,319,983        3,250,578
  Class R4 shares                                                    1,366,091        1,320,795
Payments for redemptions
  Class A shares                                                  (258,802,415)    (642,466,071)
  Class B shares                                                   (27,961,260)    (151,381,443)
  Class C shares                                                    (2,818,226)      (7,113,707)
  Class I shares                                                   (42,132,853)    (132,345,429)
  Class R4 shares                                                  (21,650,042)     (99,292,710)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                    (226,676,422)    (577,115,198)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (1,063,090,363)  (1,051,436,070)
Net assets at beginning of period                                2,175,315,119    3,226,751,189
-----------------------------------------------------------------------------------------------
Net assets at end of period                                    $ 1,112,224,756  $ 2,175,315,119
-----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over)
  net investment income                                        $   (55,325,800) $     1,574,083
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  21

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(h)          2008         2007         2006         2005
Net asset value, beginning of period                $27.22       $32.73       $28.61       $28.34       $23.73
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .09(b)       .26(b)       .23(b)       .18          .04
Net gains (losses) (both realized and
 unrealized)                                        (10.40)       (5.50)        4.11          .10         4.57
--------------------------------------------------------------------------------------------------------------
Total from investment operations                    (10.31)       (5.24)        4.34          .28         4.61
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.91)        (.27)        (.22)        (.01)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.00       $27.22       $32.73       $28.61       $28.34
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $800       $1,591       $2,393       $2,351       $2,101
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.11%(e)     1.00%        1.19%        1.14%        1.19%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .88%(e)      .84%         .71%         .72%         .16%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%         134%         136%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (38.02%)(g)  (16.14%)      15.20%         .98%       19.43%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(h)          2008         2007         2006         2005
Net asset value, beginning of period                $24.79       $29.79       $26.06       $26.01       $21.95
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)       .02(b)      (.02)(b)     (.05)        (.16)
Net gains (losses) (both realized and
 unrealized)                                         (9.47)       (5.02)        3.75          .10         4.22
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (9.46)       (5.00)        3.73          .05         4.06
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.63)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $14.70       $24.79       $29.79       $26.06       $26.01
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $98         $189         $369         $462         $578
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.88%(e)     1.76%        1.96%        1.91%        1.97%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .11%(e)      .08%        (.06%)       (.06%)       (.62%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%         134%         136%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (38.26%)(g)  (16.78%)      14.31%         .19%       18.50%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(h)          2008         2007         2006         2005
Net asset value, beginning of period                $24.73       $29.77       $26.07       $26.01       $21.95
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)       .02(b)      (.01)(b)     (.04)        (.16)
Net gains (losses) (both realized and
 unrealized)                                         (9.44)       (5.01)        3.74          .10         4.22
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (9.43)       (4.99)        3.73          .06         4.06
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.67)        (.05)        (.03)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $14.63       $24.73       $29.77       $26.07       $26.01
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $6          $13          $20          $19          $15
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.87%(e)     1.76%        1.95%        1.91%        1.97%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .12%(e)      .08%        (.03%)       (.03%)       (.62%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%         134%         136%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (38.24%)(g)  (16.78%)      14.31%         .23%       18.50%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(g)          2008         2007         2006         2005
Net asset value, beginning of period                $27.90       $33.54       $29.31       $28.93       $24.10
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .16(b)       .44(b)       .40(b)       .32          .12
Net gains (losses) (both realized and
 unrealized)                                        (10.67)       (5.66)        4.19          .10         4.71
--------------------------------------------------------------------------------------------------------------
Total from investment operations                    (10.51)       (5.22)        4.59          .42         4.83
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (1.07)        (.42)        (.36)        (.04)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.32       $27.90       $33.54       $29.31       $28.93
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $184         $326         $298         $256         $147
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .53%(e)      .54%         .74%         .68%         .75%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.47%(e)     1.40%        1.21%        1.22%         .55%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%         134%         136%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.82%)(f)  (15.74%)      15.70%        1.44%       20.04%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) Not annualized.
(g) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(j)          2008     2007(b)
Net asset value, beginning of period                $27.61       $33.13       $32.23
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .09          .24          .13
Net gains (losses) (both realized and
 unrealized)                                        (10.54)       (5.54)        1.12
--------------------------------------------------------------------------------------------------------------
Total from investment operations                    (10.45)       (5.30)        1.25
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.94)        (.22)        (.35)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.22       $27.61       $33.13
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.37%(f)     1.36%        1.50%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.12%(f)     1.11%        1.50%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .87%(f)      .76%         .63%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.99%)(i)  (16.11%)       3.93%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of net average assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(j)          2008     2007(b)
Net asset value, beginning of period                $27.65       $33.18       $32.23
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .12          .31          .18
Net gains (losses) (both realized and
 unrealized)                                        (10.56)       (5.54)        1.13
--------------------------------------------------------------------------------------------------------------
Total from investment operations                    (10.44)       (5.23)        1.31
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (1.01)        (.30)        (.36)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.20       $27.65       $33.18
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.12%(f)     1.12%        1.27%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .87%(f)      .86%        1.27%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.12%(f)     1.00%         .87%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.92%)(i)  (15.91%)       4.09%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(i) Not annualized.
(j) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(i)          2008         2007         2006         2005
Net asset value, beginning of period                $27.78       $33.34       $29.13       $28.81       $24.07
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .13(b)       .35(b)       .25(b)       .24          .09
Net gains (losses) (both realized and
 unrealized)                                        (10.62)       (5.58)        4.22          .10         4.65
--------------------------------------------------------------------------------------------------------------
Total from investment operations                    (10.49)       (5.23)        4.47          .34         4.74
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.98)        (.33)        (.26)        (.02)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.31       $27.78       $33.34       $29.13       $28.81
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $24          $56         $146         $265         $304
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .83%(e)      .84%        1.03%         .95%        1.02%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f),(g)                      .79%(e)      .66%        1.03%         .95%        1.02%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.20%(e)     1.11%         .79%         .89%         .34%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%         134%         136%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.92%)(h)  (15.85%)      15.39%        1.17%       19.69%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(h) Not annualized.
(i) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(h)          2008     2007(b)
Net asset value, beginning of period                $27.68       $33.28       $32.23
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .15          .39          .29
Net gains (losses) (both realized and
 unrealized)                                        (10.58)       (5.59)        1.12
--------------------------------------------------------------------------------------------------------------
Total from investment operations                    (10.43)       (5.20)        1.41
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (1.06)        (.40)        (.36)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.19       $27.68       $33.28
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .61%(f)      .61%         .76%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.37%(f)     1.25%        1.38%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.85%)(g)  (15.80%)       4.41%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.
(h) Six months ended Jan. 31, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------


CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2009(h)          2008     2007(b)
Net asset value, beginning of period                $27.62       $33.21       $31.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .10          .27          .24
Net gains (losses) (both realized and
 unrealized)                                        (10.55)       (5.59)        1.43
--------------------------------------------------------------------------------------------------------------
Total from investment operations                    (10.45)       (5.32)        1.67
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.95)        (.27)        (.35)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.22       $27.62       $33.21
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.02%(f)     1.00%        1.17%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .97%(f)      .86%        1.09%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                90%         112%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.97%)(g)  (16.15%)       5.29%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the six months ended Jan. 31, 2009 and for the year ended July 31, 2008.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.
(h) Six months ended Jan. 31, 2009 (Unaudited)

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
(UNAUDITED AS TO JAN. 31, 2009)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Growth Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Jan. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3, Class R5 and Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


VALUATION OF SECURITIES
Effective Aug. 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock

--------------------------------------------------------------------------------
32  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------




Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Jan. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Jan. 31, 2009 was $22,293,800 representing 0.20% of net assets. Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option

--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Jan. 31, 2009, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Jan. 31, 2009, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its

--------------------------------------------------------------------------------
34  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------




contract obligations. At Jan. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

TOTAL RETURN EQUITY SWAP TRANSACTIONS
The Fund may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement. At Jan. 31, 2009, the Fund had no outstanding total return equity swap contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Jan. 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. SFAS 161

--------------------------------------------------------------------------------
36  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------




is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of Jan. 31, 2009, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $1,379,213 for the six months ended Jan. 31, 2009. The management fee for the six months ended Jan. 31, 2009 was 0.41% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the six months ended Jan. 31, 2009 was 0.06% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended Jan. 31, 2009, other expenses paid to this company were $7,689.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets

--------------------------------------------------------------------------------
38  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $4,680,000 and $113,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $534,874 for Class A, $74,520 for Class B and $859 for Class C for the six months ended Jan. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the six months ended Jan. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.12%
Class R3............................................  0.87
Class R4............................................  0.79


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $5,385


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................     $4
Class R3...........................................      4
Class R4...........................................  1,176


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of

--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  0.97%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the six months ended Jan. 31, 2009, the Fund's transfer agency fees were reduced by $8,220 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the fund pays custodian fees to JPMorgan Chase Bank, N.A. Prior to Dec. 15, 2008, the Fund paid custodian fees amounting to $58,493 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,378,875,074 and $1,515,663,027, respectively, for the six months ended Jan. 31, 2009. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:


                                      SIX MONTHS ENDED JAN. 31, 2009
                                           ISSUED FOR
                                FUND       REINVESTED                        NET
                    SOLD       MERGER    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------------
Class A          1,419,288         N/A     2,608,177    (12,491,513)      (8,464,048)
Class B            196,510         N/A       267,609     (1,456,937)        (992,818)
Class C             36,589         N/A        18,684       (146,551)         (91,278)
Class I          1,198,193         N/A       782,608     (2,380,645)        (399,844)
Class R4           295,801         N/A        80,311       (901,291)        (525,179)
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
40  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



                                         YEAR ENDED JULY 31, 2008
                                           ISSUED FOR
                                           REINVESTED                        NET
                    SOLD    FUND MERGER  DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------------
Class A          5,325,900     647,067       561,728    (21,198,973)     (14,664,278)
Class B            733,992     209,948            --     (5,712,960)      (4,769,020)
Class C             78,462      28,823         1,155       (261,120)        (152,680)
Class I          1,272,282   5,614,412        98,532     (4,180,720)       2,804,506
Class R4           815,040       1,376        40,170     (3,217,095)      (2,360,509)
----------------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement ("the Agreement") with JPMorgan Chase Bank, National Association ("JPMorgan"). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers on behalf of the Fund. Pursuant to the Agreement, all loaned securities are initially collateralized in an amount equivalent to 102% (for securities denominated in U.S. dollars) or 105% (for all other securities) of the value of the loaned securities, including accrued interest in the case of fixed income securities. Collateral is maintained over the life of the loan thereafter in an amount not less than 100% of the market value of loaned securities, as determined at the close of each business day, except to the extent that a collateral shortfall is due to a diminution in the market value of authorized investments in which cash collateral is invested. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Collateral is either in the form of cash or U.S. government securities. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed on the Portfolio of Investments and the value of cash collateral received at period end is disclosed on the Statement of Assets and Liabilities along with the related obligation to return the collateral upon return of the securities loaned. At Jan. 31, 2009, securities valued at $110,196,246 were on loan secured by cash collateral of $115,771,102 invested in short-term securities or cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $26,532 earned from securities lending from Dec. 1, 2008 through Jan. 31, 2009 is

--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, RiverSource Investments, LLC served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse RiverSource Investments, LLC for expenses incurred by it in connection with the lending program. Expenses paid to RiverSource Investments, LLC as securities lending agent were $1,771 through Nov. 30, 2008 and are included in other expenses on the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $31,253 earned from securities lending from Aug. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                    CALLS                    PUTS
                           CONTRACTS    PREMIUMS   CONTRACTS    PREMIUMS
--------------------------------------------------------------------------
Balance July 31, 2008        26,796   $ 2,162,573     5,537   $  3,967,499
Opened                      118,661     9,695,534    34,599      6,791,899
Closed                      (69,042)   (8,731,415)  (40,136)   (10,759,398)
Expired                     (76,415)   (3,126,692)       --             --
--------------------------------------------------------------------------
Balance Jan. 31, 2009            --   $        --        --   $         --
--------------------------------------------------------------------------


7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of the RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $479,431,482 and $510,263,639, respectively, for the

--------------------------------------------------------------------------------
42  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------




six months ended Jan. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Jan. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the six months ended Jan. 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


9. CAPITAL LOSS CARRY-OVER, POST-OCTOBER LOSS AND RECOGNIZED BUILT-IN LOSSES

For federal income tax purposes, the Fund had a capital loss carry-over of $178,158,939 at July 31, 2008, that if not offset by capital gains will expire in 2011.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following year. At July 31, 2008, the Fund had a post-October loss of $22,735,098 that is treated for income tax purposes as occurring on Aug. 1, 2008.

The Fund had recognized built-in losses of $1,133,547 at July 31, 2008, that if not offset by capital gains will expire in 2017. As a result if the fund merger (Note 10) the Fund acquired unrealized capital losses, which are limited by Internal Revenue Code section 382.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over and recognized built-in losses have been offset or expires.

10. FUND MERGER

At the close of business on March 14, 2008, RiverSource Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Fundamental Growth Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Growth Fund immediately before the acquisition were $2,444,672,413 and the combined net assets immediately after the acquisition were $2,630,674,125.

The merger was accomplished by a tax-free exchange of 36,872,082 shares of RiverSource Fundamental Growth Fund valued at $186,001,712.


--------------------------------------------------------------------------------
44  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



In exchange for the RiverSource Fundamental Growth Fund shares and net assets, RiverSource Growth Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................    647,067
Class B..........................................    209,948
Class C..........................................     28,823
Class I..........................................  5,614,412
Class R4.........................................      1,376


The components of RiverSource Fundamental Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                             EXCESS OF
                                                                           DISTRIBUTIONS
                                                             ACCUMULATED      OVER NET
                      TOTAL        CAPITAL     UNREALIZED        NET         INVESTMENT
                   NET ASSETS       STOCK     DEPRECIATION  REALIZED GAIN      INCOME
----------------------------------------------------------------------------------------
RiverSource
Fundamental
Growth Fund       $186,001,712  $209,335,799  $(24,043,308)   $4,925,716    $(4,216,495)



11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.


--------------------------------------------------------------------------------
46  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. and Brian
T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
48  RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                           RIVERSOURCE GROWTH FUND -- 2009 SEMIANNUAL REPORT  49

THROUGH THE RIVERSOURCE INVESTMENTS FAMILY OF FUNDS, YOU CAN BUILD A DIVERSIFIED PORTFOLIO THAT IS DESIGNED TO HELP YOU REACH YOUR GOALS.


ADVANCED ALPHA(SM) STRATEGIES
RiverSource 120/20 Contrarian Equity Fund
RiverSource Absolute Return Currency and Income Fund
Threadneedle Global Extended Alpha Fund

ADVICE-BUILT(SM) SOLUTIONS

RIVERSOURCE INCOME BUILDER SERIES
RiverSource Income Builder Basic Income Fund
RiverSource Income Builder Enhanced Income Fund
RiverSource Income Builder Moderate Income Fund

RIVERSOURCE PORTFOLIO BUILDER SERIES
RiverSource Portfolio Builder Aggressive Fund
RiverSource Portfolio Builder Conservative Fund
RiverSource Portfolio Builder Moderate Fund
RiverSource Portfolio Builder Moderate Aggressive Fund
RiverSource Portfolio Builder Moderate Conservative Fund
RiverSource Portfolio Builder Total Equity Fund

RIVERSOURCE RETIREMENT PLUS(R) SERIES
RiverSource Retirement Plus 2010 Fund
RiverSource Retirement Plus 2015 Fund
RiverSource Retirement Plus 2020 Fund
RiverSource Retirement Plus 2025 Fund
RiverSource Retirement Plus 2030 Fund
RiverSource Retirement Plus 2035 Fund
RiverSource Retirement Plus 2040 Fund
RiverSource Retirement Plus 2045 Fund

RIVERSOURCE STRATEGIC ALLOCATION FUND

RIVERSOURCE BALANCED FUND

SINGLE-STRATEGY FUNDS

GROWTH FUNDS
RiverSource Partners Aggressive Growth Fund
RiverSource Disciplined Large Cap Growth Fund
RiverSource Global Technology Fund
RiverSource Growth Fund
RiverSource Mid Cap Growth Fund
RiverSource Partners Small Cap Growth Fund

BLEND FUNDS
RiverSource Disciplined Equity Fund
RiverSource Disciplined Small and Mid Cap Equity Fund
RiverSource Large Cap Equity Fund
RiverSource Precious Metals and Mining Fund
RiverSource Recovery and Infrastructure Fund
RiverSource S&P 500 Index Fund*
RiverSource Small Cap Advantage Fund
RiverSource Partners Small Cap Equity Fund
RiverSource Small Company Index Fund

VALUE FUNDS
RiverSource Disciplined Large Cap Value Fund
RiverSource Disciplined Small Cap Value Fund
RiverSource Diversified Equity Income Fund
RiverSource Dividend Opportunity Fund
RiverSource Equity Value Fund
RiverSource Partners Fundamental Value Fund
RiverSource Large Cap Value Fund
RiverSource Mid Cap Value Fund
RiverSource Real Estate Fund
RiverSource Partners Select Value Fund
RiverSource Partners Small Cap Value Fund

GLOBAL/INTERNATIONAL FUNDS
RiverSource Disciplined International Equity Fund
Threadneedle Emerging Markets Fund
Threadneedle European Equity Fund
Threadneedle Global Equity Fund
Threadneedle Global Equity Income Fund
RiverSource Partners International Select Growth Fund
Threadneedle International Opportunity Fund
RiverSource Partners International Select Value Fund
RiverSource Partners International Small Cap Fund


--------------------------------------------------------------------------------
THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

TAXABLE INCOME FUNDS
RiverSource Cash Management Fund**
RiverSource Diversified Bond Fund
RiverSource Emerging Markets Bond Fund
RiverSource Floating Rate Fund
RiverSource Global Bond Fund
RiverSource High Yield Bond Fund
RiverSource Income Opportunities Fund
RiverSource Inflation Protected Securities Fund
RiverSource Limited Duration Bond Fund
RiverSource Short Duration U.S. Government Fund
RiverSource Strategic Income Allocation Fund
RiverSource U.S. Government Mortgage Fund

TAX-EXEMPT FUNDS
RiverSource California Tax-Exempt Fund
RiverSource Intermediate Tax-Exempt Fund
RiverSource Minnesota Tax-Exempt Fund
RiverSource New York Tax-Exempt Fund
RiverSource Tax-Exempt Bond Fund
RiverSource Tax-Exempt High Income Fund
RiverSource Tax-Exempt Money Market Fund**



You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus of any of the funds listed above, which contains this and other important information about the funds, contact your financial institution or visit riversource.com/funds. Read the prospectus carefully before investing.

Investment products, including shares of mutual funds, involve risks including possible loss of principal and fluctuation in value. Investing in certain funds involves special risks, such as those related to investments in foreign securities, small- and mid-capitalization stocks, fixed income securities (especially high-yield securities), and funds which focus their investments in a particular sector, such as real estate, technology and precious metals. See each fund's prospectus for specific risks associated with the fund.

 * "Standard & Poors(R)," "S&P," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks have been licensed for use by Ameriprise Financial, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the fund.

** AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE
   FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


--------------------------------------------------------------------------------
                                  THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

RIVERSOURCE GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2009 RiverSource Investments, LLC.                             S-6456 Z (4/09)